SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 19, 2019 (July 16, 2019)
Date of Report
(Date of earliest event reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State of incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 649-2311
(Registrant’s telephone number, including area code)
________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SNV	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	SNV-PrD	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E	SNV-PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Synovus Financial Corp. (the "Company") approved certain increases in base salaries for the named executive officers set forth in the table below. The base salaries for these named executive officers, after giving effect to this increase, are as follows:

Name	Title	Base Salary

Kevin S. Blair	Senior Executive Vice President and Chief Operating Officer	$695,250

Mark G. Holladay	Executive Vice President and Chief Risk Officer	$409,902

J. Barton Singleton	Executive Vice President and President, Financial Management Services	$476,363

Item 7.01	Regulation FD Disclosure

On July 16, 2019, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K in connection with the Company’s issuance of a press release announcing the Company’s financial results for the three and six-month period ended June 30, 2019. The Company has determined that there was an error related to certain average balances during the quarter contained in the press release and slide presentation, which affected some of the reported performance ratios. Specifically, for the quarter ended June 30, 2019, the return on average assets was 1.34% on a GAAP basis (1.39% on an adjusted basis); the return on average common equity was 13.90% on a GAAP basis (14.43% on an adjusted basis); and the return on average tangible common equity was 16.09% (16.70% on an adjusted basis). A reconciliation of the foregoing non-GAAP measures is attached hereto as Exhibit 99.1. All remaining financial data and ratios contained in the press release and slide presentation were accurate at the time the data were furnished.

Pursuant to General Instruction F to Current Report on Form 8-K, the information contained in this Item 7.01 of this Current Report, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Reconciliation of Non-GAAP Measures

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: July 19, 2019	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President, General Counsel
and Secretary